41.Subsequent events	12 Months Ended
Dec. 31, 2017
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events

OI S.A.

The Company entered into a memorandum of understanding with OI S.A. in relation to the latter’s Judicial Reorganization, initiating an important stage of negotiations that aims to equalize their respective complaints and opens a new cycle of planning for infrastructure sharing, based on the same model of partnerships already used in the Brazilian telecommunication market. Based on such memorandum the Company will enter in a swap transaction with OI in order to exchange for certain operational assets (fiber optical).

Judicial proceedings

On February 19, 2018, the Company obtained a tax assessment notice issued by the State of São Paulo, in the amount of approximately R$344 million, challeging certain ICMS (Value-Added Tax) credits arising from part of the amounts paid as Whithhold Tax on purchases of certain products. In a preliminary risk analysis performed by the Company's management, the process is assessed as a possible loss.

On February 21, 2018, the Company obtained a tax assessment notice issued by the State of São Paulo in the amount of approximately R$ 335 million, challenging for a reduction of the ICMS tax basis (Value-Added Tax) due to the exclusion of prepaid credits granted to its customers. The Company understands that if they were included in the tax calculation basis, it would incur double taxation, therefore, in a preliminary risk analysis, this lawsuit is assessed as a possible loss.